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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                                    APRIL 21, 2003
(Date of earliest event reported)                                 APRIL 21, 2003


                         ST. JOSEPH CAPITAL CORPORATION
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       333-6581                                        35-1977746
(Commission File Number)                 (I.R.S. Employer Identification Number)



3820 EDISON LAKES PARKWAY, MISHAWAKA, INDIANA                           46545
   (Address of principal executive offices)                           (Zip Code)



                                 (800) 890-2798
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  99.1 Press release dated April 21, 2003

ITEM 9. REGULATION FD DISCLOSURE

         On April 21, 2003, the Company issued a press release announcing its 1st Quarter 2003 earnings. The information contained in this Item 9 of the Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ST. JOSEPH CAPITAL CORPORATION



Dated: April 21, 2003                 By:    /s/ John W. Rosenthal
                                                 John W. Rosenthal
                                                 Chairman, President & Chief
                                                 Executive Officer